SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 5, 2007

Family Room Entertainment Corporation
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(Exact Name of Registrant as Specified in its Charter)

New Mexico                       0000-04395                         85-0206160
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(State or Other Jurisdiction        (Commission                    (IRS Employer
of Incorporation)                          File Number)                  Identification No.)

8530 Wilshire Blvd, Suite 420, Beverly Hills, CA                        90211
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(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (310) 659-9411
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation fo the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
(1)	Merger Involving Independent Accountants
(i) On January 22, 2006, we were informed by Pohl, McNabola, Berg & Co.,
LLP (“PMB”), the independent registered public accounting firm for Client
(the “Company”), as follows:
(1)	PMB has consummated a merger with Helin, Donovan, Trubee &
Wilkinson., LLP (“HDTW”). HDTW is located in Austin, Texas, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP (“PMB+HD”).
(2)	We are required to file this Form 8-K as notification that PMB+HD succeeds PMB as our independent registered auditor.
PMB’s was just engaged will be reporting on our consolidated financial statements as of and for the year ended June, 2007.

(ii)	The Company has requested that PMB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PMB agrees with the above statements. A copy of PMB’s letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

              (2)   During the Company’s two most recent fiscal years and through January 22, 2007, neither the Company, nor anyone on its behalf, consulted with HDTW regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).
              (3)  We have notified the members of our Audit Committee of the facts set forth in this report on Form 8-K, including the appointment of PMB+HD as our independent registered auditor and no member has disapproved of this appointment.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of businesses acquired.
None
(b)	Pro forma financial information.
None
(c)	Shell company transactions.
None
(d)	Exhibits
16 Letter regarding change in certifying accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ George Furla       Director, Chief Executive Officer,    February 5, 2007
George Furla                                                                                President and Chief Accounting Officer

/s/ Randall Emmett                                                                      Director, Chief Operating Officer                     February 5, 2007
Randall Emmett                                                                           Assistant Secretary

EXHIBIT INDEX

Exhibit Number                                                                                                                                                           Page

16    Letter regarding change in certifying accountant.                                                    4